EXECUTION VERSION

SUBSIDIARY GUARANTEE

GUARANTEE dated as of July 1, 2014 (this “Guarantee”), by each of the entities listed on the signature pages hereof or becoming a party hereto pursuant to Section 14.08 hereof (collectively, the “Guarantors”), in favor of the Administrative Agent, each Lender, each Issuing Bank (as each such term is defined in the Credit Agreement referred to below), the Swingline Lender (as such term is defined in the Credit Agreement referred to below), and each other holder of an Obligation (as such term is defined below) (collectively, the “Guarantied Parties”).
WHEREAS, pursuant to the Credit Agreement dated as of July 1, 2014 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined therein and used herein having the meanings given to them in the Credit Agreement), among HollyFrontier Corporation, a Delaware corporation (the “Borrower”), the Lenders party thereto and Union Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;
WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans and Swingline Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrower under the Credit Agreement; and
WHEREAS, either (i) the Borrower is required by Section 5.09 of the Credit Agreement or (ii) the Borrower and the Guarantors have elected, pursuant to Section 9.09 of the Credit Agreement, to have the Guarantors execute and deliver this Guarantee for the benefit of the Guarantied Parties.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
Guarantee
(a)     Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as primary obligor and not merely as surety, the full and punctual payment when due and in the currency due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations (as defined below), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Borrower, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest accrued or accruing after the commencement of any proceeding under Title 11 of the United States Code (the “Bankruptcy Code”) or any other bankruptcy, insolvency, receivership or other similar proceeding, and interest at the contract rate applicable upon default accrued or accruing after the commencement of any such proceeding, in each case regardless of whether allowed or allowable in such proceeding), fees and costs of collection. This Guarantee constitutes a guaranty of payment when due (whether or not any proceeding under the Bankruptcy Code shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not of collection.

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(b)     Each Guarantor further agrees that, if any payment made by the Borrower or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, then, to the extent of such payment or repayment, any such Guarantor’s liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guarantee shall have been cancelled or surrendered, this Guarantee shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment.
(c)     In furtherance of the foregoing and not in limitation of any other right that any Guarantied Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due and payable, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guarantied Parties in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent as provided in this paragraph, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VIII hereof.
(d)     As used herein, the term “Obligations” means all obligations of the Loan Parties to pay (a) the aggregate outstanding principal amount of, and all unpaid interest (including interest accrued or accruing after the commencement of any proceeding under the Bankruptcy Code or any other bankruptcy, insolvency, receivership or other similar proceeding, and interest at the contract rate applicable upon default accrued or accruing after the commencement of any such proceeding, in each case regardless of whether allowed or allowable in such proceeding) on, the Loans (including any Swingline Loans) when and as due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, (b) all reimbursement obligations (including payments in respect of reimbursement of disbursements and interest thereon) with respect to the LC Exposure and all obligations of the Loan Parties under any Loan Document to provide cash collateral for LC Exposure, and (c) all other outstanding liabilities, obligations and indebtedness owing by the Borrower to the Administrative Agent, any Lender, the Swingline Lender, any Issuing Bank or any other Indemnitee arising under the Credit Agreement or any other Loan Document, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn thereunder, loan, guarantee, indemnification or otherwise), present or future, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guarantee or other instrument for the payment of money (including any such liabilities, obligations and indebtedness incurred after the commencement of any proceeding under the Bankruptcy Code or any other bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).
ARTICLE II
Limitation of Guarantee
Any term of this Guarantee to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guarantee, as it relates to such Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, “Fraudulent Transfer Laws”), in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or

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otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value as assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to (i) applicable federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator and common law, (ii) Article III of this Guarantee or (iii) any other obligation, agreement, undertaking or similar provisions of any security or any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding any Loan Document) providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Guarantee or other guaranties of the Obligations by such parties.
ARTICLE III
Indemnity and Contribution
SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Article VIII hereof), the Borrower agrees that in the event a payment in respect of any Obligation shall be made by any Guarantor under this Guarantee, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.
SECTION 3.02. Contribution. In the event that any Guarantor (the “Claiming Party”) shall be required hereunder to make a payment in respect of any Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Guarantor from the Loans and the other financial accommodations provided to the Borrower under the Loan Documents and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor’s net worth bears to the aggregate net worth of all the Guarantors on the date of such payment, then (subject to Article VIII hereof) such Guarantor shall be reimbursed by such other Guarantors (each, a “Contributing Party”) for the amount of such excess, pro rata, based on the respective net worths of such other Guarantors at the date enforcement hereunder is sought. Any Contributing Party making a payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.
ARTICLE IV
Authorization; Other Agreements
The Guarantied Parties are hereby authorized, without notice to, or demand upon, any Guarantor, which notice and demand requirements each are expressly waived hereby, and without discharging or otherwise affecting the obligations of any Guarantor hereunder (which obligations shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to do each of the following:
(a)     supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon;

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(b)     waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them;
(c)     accept partial payments on the Obligations;
(d)     receive, take and hold security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;
(e)     settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;
(f)     add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;
(g)     apply to the Obligations any payment or recovery (i) from the Borrower, from any other guarantor, maker or endorser of the Obligations or any part of them or (ii) from any Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;
(h)     apply to the Obligations any payment or recovery from any Guarantor of the Obligations or any sum realized from security furnished by such Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them, in each case whether or not such indebtedness or obligations relate to the Obligations; and
(i)     refund at any time any payment received by any Guarantied Party in respect of any Obligation, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guarantee shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded;
in each case, even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, nonjudicial or other proceeding in respect of the Obligations that impairs any subrogation, reimbursement or other right of such Guarantor).
ARTICLE V
Guarantee Absolute and Unconditional
Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guarantee are absolute and unconditional and shall not be discharged, reduced, limited, impaired or terminated or otherwise affected as a result of any of the following:
(a)     the invalidity or unenforceability of, or any impossibility in the performance of, any of the Borrower’s obligations under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them;
(b)     the absence of any attempt to collect on the Obligations or any part of them from the Borrower or other action to enforce the same;

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(c)     any Guarantied Party’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111 (b)(2) of the Bankruptcy Code or any applicable provisions of comparable state or foreign law;
(d)     any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code or any applicable provisions of comparable state or foreign law;
(e)     the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party’s claim (or claims) for repayment of the Obligations;
(f)     any use of cash collateral under Section 363 of the Bankruptcy Code;
(g)     any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;
(h)     the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;
(i)     any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Guarantor or any of the Borrower’s other Subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;
(j)     failure by any Guarantied Party to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding or otherwise;
(k)     any action taken by any Guarantied Party if such action is authorized hereby;
(l)     any change in the corporate existence or structure of the Borrower or any other Loan Party;
(m)     any defense, set-off, counterclaim, recoupment or termination (other than a defense of payment or performance) which may at any time be available to or be asserted by any Guarantor or any other Person against any Guarantied Party;
(n)     any applicable federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator and common law affecting any term of any Guarantor’s obligations under this Guarantee;
(o)     any rescission, waiver, amendment or modification of, or release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee; or
(p)     any other act, omission or circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full in cash of the Obligations (other than indemnities and other contingent obligations (other than contingent obligations in respect of Letters of Credit, excluding Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank or with respect to which other arrangements have been made that are satisfactory to the applicable Issuing Bank) not then due and payable and as to which no claim has been made as of the time of determination).
ARTICLE VI
Waivers
Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any of its Subsidiaries or the unenforceability of the Obligations or any part thereof from any

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cause or the cessation from any cause of the liability of the Borrower or any of its Subsidiaries, other than any defense of payment in full in cash of the Obligations (other than indemnities and other contingent obligations (other than contingent obligations in respect of Letters of Credit, excluding Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank or with respect to which other arrangements have been made that are satisfactory to the applicable Issuing Bank) not then due and payable and as to which no claim has been made as of the time of determination). In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except in accordance with Article X or XV hereof.
ARTICLE VII
Reliance
Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any endorser and other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information that such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Guarantor.
ARTICLE VIII
Waiver of Subrogation and Contribution Rights
Until the Obligations have been paid in full in cash (other than indemnities and other contingent obligations (other than contingent obligations in respect of Letters of Credit, excluding Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank or with respect to which other arrangements have been made that are satisfactory to the applicable Issuing Bank) not then due and payable and as to which no claim has been made as of the time of determination) and the Commitments have expired or have been terminated, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Borrower or any right of reimbursement, indemnity or contribution or similar right against the Borrower by reason of this Guarantee or by any payment made by any Guarantor in respect of the Obligations. No failure on the part of the Borrower or any other Guarantor or Grantor to make the payments required by Article III hereof (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

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ARTICLE IX
Default; Remedies
The obligations of each Guarantor hereunder are independent of and separate from the Obligations. Upon any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Borrower or any other guarantor of the Obligations, or joining the Borrower or any other guarantor in any proceeding against any Guarantor.
ARTICLE X
Irrevocability
Subject to Article XV below, this Guarantee shall be irrevocable as to the Obligations (or any part thereof) until the Commitments have expired or have been terminated, the Obligations have been paid in full in cash (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made), all Letters of Credit have expired or terminated (or have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Bank or with respect to which other arrangements have been made that are satisfactory to the applicable Issuing Bank) and all LC Disbursements have been reimbursed, at which time this Guarantee shall automatically be cancelled. Upon such cancellation and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guarantee and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guarantee. Any execution and delivery of the instruments, documents and agreements by the Administrative Agent pursuant to this Article X shall be without recourse or warranty by the Administrative Agent.
ARTICLE XI
Setoff
If an Event of Default shall have occurred and be continuing, each Lender, the Swingline Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Swingline Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Guarantor against any of and all the Obligations held by such Lender, such Swingline Lender, such Issuing Bank or their respective Affiliates which are then due and payable, irrespective of whether or not such Lender, such Swingline Lender, such Issuing Bank or such Affiliate shall have made any demand under this Guarantee and although any of the Obligations is owed to a branch, office or Affiliate of such Lender, such Swingline Lender or such Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender, the Swingline Lender, each Issuing Bank and their respective Affiliates under this Article XI are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Swingline Lender, such Issuing Bank or their respective Affiliates may have. Each Lender, the Swingline Lender and each Issuing Bank agrees to promptly notify the applicable Guarantor and the Administrative Agent after any such setoff and application by such Lender or any of its Affiliates, provided that the failure to give such notice shall not affect the validity of such setoff and application.

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ARTICLE XII
No Marshalling
Each Guarantor consents and agrees that no Guarantied Party or any Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations.
ARTICLE XIII
Representations and Warranties
Each Guarantor hereby represents and warrants that the representations and warranties as to it made by the Borrower in Article III of the Credit Agreement with respect to any Borrowing or the date of issuance, amendment, renewal or extension of any Letter of Credit, in each case on or after the date hereof, are true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality, the accuracy in all respects of such representations and warranties) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality, the accuracy in all respects of such representations and warranties) as of such specified earlier date.
ARTICLE XIV
Miscellaneous
SECTION 14.01. Successors and Assigns. This Guarantee shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns. The successors and assigns of the Guarantors and the Borrower shall include their respective receivers, trustees and debtors-in-possession.
SECTION 14.02. Enforcement; Waivers; Amendments
(a)    No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guarantee, the Credit Agreement, any other Loan Document or otherwise with respect to all or any part of the Obligations or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy, or any abandonment or discontinuance of steps to enforce such a right or remedy, shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Guarantied Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrower, any Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any provision, warranty, term or condition contained in any Loan Document now or at any time hereafter executed by any such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act (except by a written instrument pursuant to Section 14.02(b)) or knowledge of any Guarantied Party, or its respective agents, officers or employees. No waiver of any provision of this Guarantee or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by a written instrument pursuant to Section 14.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied

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Party’s rights and remedies or the obligations of any Guarantor under this Guarantee. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by the Borrower to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.
(b)    None of the terms or provisions of this Guarantee may be waived, amended, supplemented or modified except pursuant to an agreement in writing entered into by the Guarantors and the Administrative Agent with the consent of the Required Lenders.
SECTION 14.03. Governing Law; Jurisdiction; Consent to Service of Process.
(a)     This Guarantee shall be construed in accordance with and governed by the law of the State of New York.
(b)     Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined solely in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section is intended to waive the right of any party to remove any such action or proceeding commenced in any such New York State court to an appropriate New York Federal court to the extent the basis for such removal exists under applicable law.
(c)     Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (b) of this Section. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.
SECTION 14.04. Certain Terms. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Credit Agreement), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Guarantee in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Guarantee, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including intellectual property, cash,

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securities, accounts and contract rights, (f) with respect to the determination of any period of time, the word “from” means “from and including” and the word “to” means “to but excluding” and (g) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.
SECTION 14.05. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 14.06. Notices. Any notice or other communication herein required or permitted shall be given as provided in Section 9.01 of the Credit Agreement and, in the case of any Guarantor, to such Guarantor in care of the Borrower. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Guarantee shall be deemed to have been given on the date of receipt.
SECTION 14.07. Severability. Wherever possible, each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guarantee.
SECTION 14.08. Additional Guarantors. Each of the Guarantors agrees that, if, pursuant to Section 9.09 of the Credit Agreement, the Borrower desires any Subsidiary to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Guarantee Supplement in substantially the form of Exhibit A (Guarantee Supplement) attached hereto and shall thereafter become a Guarantor for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the rights, benefits and obligations of this Guarantee. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Guarantee.
SECTION 14.09. Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse the Administrative Agent and each of the other Guarantied Parties upon demand for all out-of-pocket expenses incurred by the Administrative Agent or any other Guarantied Party, including the fees, charges and disbursements of any counsel for the Administrative Agent or any other Guarantied Party, in connection with the enforcement of this Guarantee against such Guarantor or the exercise or enforcement of any other right or remedy available in connection herewith or therewith.
(b)    The Guarantors jointly and severally agree to indemnify and hold harmless each Guarantied Party and the other Indemnitees as provided in Section 9.03(b) of the Credit Agreement as if each reference in such Section to “the Borrower” was a reference to “the Guarantors” and with the same force and effect as if such Guarantors were parties to the Credit Agreement.

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(c)    Any amounts payable as provided in paragraphs (a) and (b) of this Section shall be additional Obligations guaranteed hereby. All amounts due under paragraph (a) or (b) of this Section shall be payable promptly after written demand therefor.
SECTION 14.10. Waiver of Consequential Damages. TO THE EXTENT PERMITTED BY APPLICABLE LAW AND WITHOUT LIMITING IN ANY WAY THE BORROWER’S AND THE GUARANTORS’ OBLIGATIONS HEREUNDER (INCLUDING THE GUARANTORS’ OBLIGATIONS SET FORTH IN SECTIONS 14.09(a) AND 14.09(b)), NO PARTY HERETO SHALL ASSERT, OR PERMIT ANY OF ITS AFFILIATES OR RELATED PARTIES TO ASSERT, AND EACH PARTY HERETO HEREBY WAIVES, ANY CLAIM AGAINST EACH OTHER SUCH PERSON (AND, IN THE CASE OF THE BORROWER OR ANY GUARANTOR, ANY GUARANTIED PARTY AND ANY OTHER INDEMNITEE), ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF.
SECTION 14.11. Entire Agreement. This Guarantee, taken together with all of the other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.
SECTION 14.12. Counterparts. This Guarantee may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart.
SECTION 14.13. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Guarantee and shall not affect the construction of, or be taken into consideration in interpreting, this Guarantee.
SECTION 14.14. Certain Acknowledgements and Agreements. Each Guarantor hereby acknowledges the provisions of Section 2.16 of the Credit Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Guarantor was a party to the Credit Agreement.
ARTICLE XV
Termination
In addition to termination in accordance with Article X, so long as no Default has occurred and is continuing under the Loan Documents (or would result from such release), (a) if all of the capital stock of a Guarantor that is owned by the Borrower or a Subsidiary is sold or otherwise disposed of in a transaction or transactions not prohibited by the Credit Agreement, (b) if the Borrower designates an existing Guarantor as an Excluded Party under the Credit Agreement or (c) in the event that, immediately after giving effect to the release of any Guarantor hereunder, all of the Indebtedness of the Subsidiaries that are not Guarantors is permitted under Section 6.01 of the Credit Agreement, then, in each case, promptly following the Borrower’s request and at the cost and expense of the Borrower, the Administrative Agent shall execute a

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release of such Guarantor from this Guarantee. Any execution and delivery of any such release by the Administrative Agent shall be without recourse or warranty by the Administrative Agent.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Guarantee has been duly executed by the Guarantors as of the day and year first set forth above.

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GUARANTORS

BLACK EAGLE LLC
EAGLE CONSOLIDATION LLC
ETHANOL MANAGEMENT COMPANY LLC
FRONTIER EL DORADO REFINING LLC
FRONTIER PIPELINE LLC
FRONTIER REFINING & MARKETING LLC
FRONTIER REFINING LLC
HOLLY BIOFUELS LLC
HOLLY PETROLEUM, INC.
HOLLY REALTY, LLC
HOLLY REFINING COMMUNICATIONS, INC.
HOLLY REFINING & MARKETING – TULSA LLC
HOLLY REFINING & MARKETING COMPANY – WOODS CROSS LLC
HOLLY TRANSPORTATION LLC
HOLLY TRANSPORTATION UTAH LLC
HOLLY TRANSPORTATION UTAH SERVICES LLC
HOLLY WESTERN ASPHALT COMPANY
HOLLYFRONTIER PAYROLL SERVICES, INC.
HOLLYFRONTIER REFINING & MARKETING LLC
HOLLYMARKS, LLC
HRM REALTY, LLC
LEA REFINING COMPANY
NAVAJO HOLDINGS, INC.
NAVAJO PIPELINE GP, L.L.C.
NAVAJO PIPELINE LP, L.L.C.
NAVAJO REFINING COMPANY, L.L.C.
NAVAJO WESTERN ASPHALT COMPANY

By: /s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

NAVAJO PIPELINE CO., L.P.

By: Navajo Pipeline GP, L.L.C., its general partner

By: /s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

NK ASPHALT PARTNERS

By: Holly Western Asphalt Company, its general partner
By: Navajo Western Asphalt Company, its general partner

By: /s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE]

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE]

ACKNOWLEDGED AND AGREED as of the date first above written: UNION BANK, N.A., as Administrative Agent By: /s/ Rachel Bowman Name: Rachel Bowman Title: Vice President

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE]

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE]

EXHIBIT A TO
SUBSIDIARY GUARANTEE
GUARANTEE SUPPLEMENT
Pursuant to this Guarantee Supplement (this “Guarantee Supplement”), the undersigned hereby agrees to be bound as a Guarantor for purposes of the Guarantee, dated as of July 1, 2014 (the “Guarantee”), among certain Subsidiaries of HollyFrontier Corporation, a Delaware corporation, listed on the signature pages thereof or becoming party thereto pursuant to the terms thereof and acknowledged by Union Bank, N.A., in its capacity as the Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guarantee. Each reference to a “Guarantor” in the Guarantee shall be deemed to include the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Article XIII of the Guarantee applicable to it is true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality, the accuracy in all respects of such representations and warranties) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality, the accuracy in all respects of such representations and warranties) as of such specified earlier date.
This Guarantee Supplement may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart.
This Guarantee Supplement shall be construed in accordance with and governed by the law of the State of New York.
Capitalized terms used herein but not defined herein are used with the meanings given them in the Guarantee.
IN WITNESS WHEREOF, the undersigned has caused this Guarantee Supplement to be duly executed and delivered as of [____________], 201[__] .

[NAME OF GUARANTOR]

By:
Name: Title:

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ACKNOWLEDGED AND AGREED as of the date first above written: UNION BANK, N.A., as Administrative Agent

By:
Name: Title:

[SIGNATURE PAGE TO SUBSIDIARY GUARANTEE]